UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.__)
Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive additional materials

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Soliciting material pursuant to Rule 14a-12

Virtus Opportunities Trust
Registration Nos. 811-07455 and 033-65137 (Name of Registrant as Specified in Its Charter/Declaration of Trust)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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VIRTUS OPPORTUNITIES TRUST

Virtus Emerging Markets Equity Income Fund

Virtus Essential Resources Fund

SPECIAL MEETING OF SHAREHOLDERS

To be held on May 26, 2016

PROXY SUPPLEMENT

The following table replaces the shares outstanding listed on page 4 of the enclosed proxy statement.

Virtus Emerging Markets Equity Income Fund	Class A	133,355.257
	Class C	75,355.361
	Class I	3,494,370.493
Virtus Essential Resources Fund	Class A	10,562.664
	Class C	12,371.438
	Class I	497,788.871